UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 8, 2014.

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND THIS WARRANT MAY NOT BE EXERCISED UNLESS REGISTRATION IS NOT REQUIRED, AND THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE TO SUCH EFFECT IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

NOVACOPPER INC.

WARRANT CERTIFICATE

NO. 2014-3	[•] WARRANTS

Each entitling the holder to acquire one (1) common share of NovaCopper Inc., such number of common shares subject to adjustment as set forth herein, in accordance with the terms and conditions set forth herein.

THIS IS TO CERTIFY THAT for value received [•] (the “Holder”) is the registered holder of the number of warrants (the “Warrants”) stated above and is entitled for each Warrant represented hereby to purchase one (1) Share (as defined below) of NovaCopper Inc., a corporation organized and existing under the laws of the province of British Columbia, Canada (the “Corporation”) at any time prior to 5:00 p.m. (New York time) on the last Business Day immediately preceding July 7, 2019 (the “Expiry Time”) on payment of US$1.60 (the “Exercise Price”), subject to adjustment as hereinafter provided, upon and subject to the following terms and conditions.

For purposes of this Warrant Certificate:

(i)	“$” means United States dollars;

(ii)	“Business Day” means a business day in both of the cities of New York, New York and Vancouver, British Columbia;

(iii)

“Exempt Issuance” means the issuance of (a) Shares or any Share Equivalents pursuant to any stock option, stock option plan, stock purchase plan or benefit plan in force at the date hereof for directors, officers, employees, advisers or consultants of the Corporation, as such option or plan is amended or superseded from time to time in accordance with the requirements of the principal stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading and applicable securities laws, and such other stock option, stock option plan, stock purchase plan or benefit plan as may be adopted by the Corporation in accordance with the requirements of the principal stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading and applicable securities laws, provided, however, that any such issuances to consultants must be reasonable consideration for the services rendered by such consultants (as determined by the directors of the Corporation, acting reasonably and in good faith) and shall not exceed in the aggregate $1 million in market value under any circumstances (as determined by the directors of the Corporation, acting reasonably and in good faith); (b) Shares or other securities upon the exercise, exchange or conversion of any Share Equivalent issued and outstanding on the date hereof, provided that such securities have not been amended since date hereof to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities; (c) Shares or other securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a person (or to the equity holders of a person) which is, itself or through its subsidiaries, an operating Corporation or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; (d) Shares or other securities issued or issuable to parties providing debt financing for project construction (including streaming arrangements or other similar transactions) approved by a majority of the disinterested directors of the Corporation; and (e) warrants, including Shares issuable upon exercise of warrants, issued in the Financing (as defined herein);

(iv)	“Shares” means the common shares of the Corporation (each, a “Share”); and

(v)

“Share Equivalents” means any securities of the Corporation which would entitle the holder thereof to acquire at any time Shares, including, without limitation, any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Shares.

The Warrants are issued under and pursuant to a unit purchase agreement dated June 30, 2014 between the Corporation and the Holder (the “Unit Purchase Agreement”). The Unit Purchase Agreement is part of a larger substantially concurrent financing of up to $7,500,001 of Shares and warrants to be issued on the same economic terms (the “Financing”).

TERMS AND CONDITIONS

1.

During the period commencing on July 7, 2014 and ending on July 6, 2019, the Holder may, at any time prior to the Expiry Time (the “Exercise Period”), exercise all or any number of whole Warrants represented hereby, subject to the limitations in Section 25, upon delivering to the Corporation at its principal office at Suite 1950 – 777 Dunsmuir Street, Vancouver, B.C. V7Y 1K4 Canada: (i) this executed Warrant Certificate; (ii) a duly completed and executed subscription notice in the form attached hereto as Exhibit A (the “Subscription Notice”) evidencing the election of the Holder to exercise the number of Warrants set forth in the Subscription Notice (which shall not be greater than the number of Warrants represented by this Warrant Certificate as adjusted from time to time pursuant to Sections 4 and 5 of this Warrant Certificate); (iii) subject to Section 23, an opinion of counsel or such other evidence in form and substance reasonably satisfactory to the Corporation that the Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or are exempt from such registration requirements; and (iv) a certified cheque, money order, bank draft or satisfactory evidence of a completed wire transfer payable to the Corporation for the aggregate Exercise Price of all Warrants being exercised.

2.

The Holder shall be deemed to have become the holder of record of the Shares underlying the exercised Warrants on the date (the “Exercise Date”) on which the Corporation has received a duly completed Subscription Notice, delivery of the Warrant Certificate and payment of the full aggregate Exercise Price in respect of the Warrants being exercised pursuant to such Subscription Notice; provided, however, that if such date is not a Business Day then the Shares shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the Shares on the next following Business Day. Within ten (10) Business Days of the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Holder, as directed in writing by the Holder, one or more certificates for the appropriate number of issued and outstanding Shares together, as applicable, with a new Warrant Certificate representing the number of Warrants which is the difference between the number of Warrants represented by the original Warrant Certificate (as adjusted from time to time pursuant to Sections 4 and 5 of this Warrant Certificate) and the number of Warrants being so exercised. All costs, expenses, transfer taxes and other charges payable in connection with the issue and delivery of the Shares shall be at the sole expense of the Corporation (other than withholding tax, if any). The Holder shall have, as of the Exercise Date, full rights as a shareholder of the Corporation with respect to the Shares acquired upon the due exercise of the Warrants.

3.

The Corporation covenants and agrees that, until the Expiry Time, while any of the Warrants represented by this Warrant Certificate shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to Sections 4 and 5 of this Warrant Certificate. The Corporation represents and warrants that all Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment of the aggregate Exercise Price at which time such Shares may be issued pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Shares free from all taxes, liens and charges with respect to the issue thereof, and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof. The Corporation further represents and warrants that this Warrant Certificate is a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms. The Corporation covenants that it will make all requisite filings under applicable laws, and take such actions to secure all requisite security regulatory authority or other governmental approvals in connection with the exercise of the Warrants and issue of Shares.

4.	The Exercise Price (and the number of Shares issuable upon exercise) shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	Share Reorganization. If, and whenever, during the Exercise Period the Corporation shall:

(i)	issue Shares or securities exchangeable for or convertible into Shares to holders of all or substantially all of its then outstanding Shares by way of stock dividend or other distribution, or

(ii)	subdivide, redivide or change its outstanding Shares into a greater number of Shares, or

(iii)	consolidate, reduce or combine its outstanding Shares into a lesser number of Shares,

(any of such events in these paragraphs (i), (ii) and (iii) being a “Share Reorganization”), then the Exercise Price shall be adjusted as of the effective date or record date, as the case may be, at which the holders of Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding as of the effective date or record date after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had such securities been fully exchanged for or converted into Shares on such record date or effective date). From and after any adjustment of the Exercise Price pursuant to this Section 4(a), the number of Shares purchasable pursuant to this Warrant Certificate shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(b)

Rights Offering. If and whenever during the Exercise Period the Corporation shall fix a record date for the issue or distribution of rights, options or warrants to all or substantially all of the holders of Shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue or distribution to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares at a price per Share to the holder (or having a conversion price or exchange price per Share) of less than 95% of the Current Market Price (as defined in Section 5 hereof) for the Shares on such record date (any of such events being called a “Rights Offering”), then the Exercise Price shall be adjusted effective immediately after the record date for the Rights Offering to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering, and

(B)	a number determined by dividing either

I.	the product of the number of Shares offered under the Rights Offering and the price at which such Shares are offered,

or, as the case may be,

II.

the product of the exchange or conversion price per Share of such securities offered and the maximum number of Shares for or into which the securities so offered pursuant to the Rights Offering may be exchanged or converted, by the Current Market Price of the Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the aggregate of the number of Shares outstanding on such record date after giving effect to the Rights Offering and including the number of Shares offered pursuant to the Rights Offering (including Shares issuable upon exercise of the rights, warrants or options under the Rights Offering or upon the exercise of the exchange or conversion rights contained in such exchangeable or convertible securities under the Rights Offering).

Any Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that such Rights Offering is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued. From and after any adjustment or readjustment of the Exercise Price pursuant to this Section 4(b), the number of Shares purchasable pursuant to this Warrant Certificate shall be adjusted or readjusted contemporaneously with the adjustment or readjustment of the Exercise Price by multiplying the number of Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment or readjustment and the denominator of which shall be the Exercise Price resulting from such adjustment or readjustment.

(c)	Special Distribution. If and whenever during the Exercise Period the Corporation shall issue or distribute to all or to substantially all of the holders of the Shares:

(i)

securities of the Corporation including shares, rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares or cash, property or assets or evidences of its indebtedness, or

(ii)	any cash, property or other assets,

and if such issuance or distribution does not constitute dividends paid in the ordinary course, a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted immediately after the record date for the Special Distribution so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the difference between:

(A)	the amount obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price of the Shares on such record date, and

(B)	the fair market value (as determined by the directors of the Corporation, acting reasonably and in good faith) to the holders of such Shares of such Special Distribution; and

(ii)	the denominator of which shall be the total number of Shares outstanding on such record date multiplied by such Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. To the extent that such Special Distribution is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued. From and after any adjustment or readjustment of the Exercise Price pursuant to this Section 4(c), the number of Shares purchasable pursuant to this Warrant Certificate shall be adjusted or readjusted contemporaneously with the adjustment or readjustment of the Exercise Price by multiplying the number of Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment or readjustment and the denominator of which shall be the Exercise Price resulting from such adjustment or readjustment.

(d)

Capital Reorganization. If and whenever during the Exercise Period there shall be a reclassification or redesignation of Shares at any time outstanding or a change of the Shares into other shares or into other securities or any other capital reorganization (other than a Share Reorganization), or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other securities), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the Holder, where he has not exercised the right of subscription and purchase under this Warrant Certificate prior to the effective date or record date, as the case may be, of such Capital Reorganization, shall be entitled to receive, and shall accept upon the exercise of such right for the same aggregate consideration, in lieu of the number of Shares to which such Holder was theretofore entitled upon such exercise, the kind and aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, he had been the registered holder of the number of Shares to which such Holder was theretofore entitled to subscribe for and purchase; provided however, that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken to so entitle the Holder. If determined appropriate by the board of directors of the Corporation, acting reasonably and in good faith, and subject to the prior written approval of the principal stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 4 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustments shall be made by and set forth in terms and conditions supplemental hereto approved by the board of directors of the Corporation, acting reasonably and in good faith.

(e)

Adjustment Upon Subsequent Equity Sales. If and whenever during the Exercise Period the Corporation shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition of) any Shares or Share Equivalents, at an effective price per share less than the Exercise Price then in effect (such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Shares or Share Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive Shares at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance, the Exercise Price in effect immediately prior to such Dilutive Issuance shall be reduced (and in no event increased) to an Exercise Price equal to the quotient obtained by dividing:

(i)	the sum of:

(A)

the amount obtained by multiplying the number of Shares outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) plus

(B)	the aggregate consideration, if any, received by the Corporation upon such issuance or sale (or deemed issuance or sale); by

(ii)	the sum of

(A)	the number of Shares outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus

(B)	the aggregate number of Shares issued or sold (or deemed issued or sold) by the Corporation in such issuance or sale (or deemed issuance or sale).

Notwithstanding the foregoing, (i) no adjustments shall be made, paid or issued under this Section 4(e) in respect of an Exempt Issuance; and (ii) at no time shall the Exercise Price be reduced pursuant to this Section 4(e) to a price which is less than $1.10 per share, subject to reverse and forward stock splits and similar transactions. Upon the expiration or termination of any unexercised, unconverted or unexchanged Share Equivalent (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment or readjustment to the Exercise Price pursuant to the terms of this Section 4(e), the Exercise Price shall be readjusted to such Exercise Price as would have been obtained had such Share Equivalent (or portion thereof) never been issued.

(f)

If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation takes any action affecting its Shares to which the foregoing provisions of this Section 4, in the opinion of the board of directors of the Corporation, acting reasonably and in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes thereof, or would otherwise materially affect the rights of the Holder hereunder, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such a manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting reasonably and in good faith, but subject in all cases to any necessary regulatory approval. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

5.	The following rules and procedures shall be applicable to the adjustments made pursuant to Section 4:

(a)

The adjustments provided for in Section 4 are cumulative and shall be made successively whenever an event referred to therein shall occur, and shall, in the case of adjustments to the Exercise Price be computed to the nearest one-tenth of one cent subject to the following paragraphs of this Section 5.

(b)

No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price and no adjustment shall be made in the number of Shares purchasable upon exercise of this Warrant unless it would result in a change of at least one one-hundredth of a Share; provided, however, that any adjustments which, except for the provisions of this Section 5(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding Section 4 or 5 hereof, no adjustment shall be made which would result in an increase in the Exercise Price or a decrease in the number of Shares purchasable upon the exercise of this Warrant (except in respect of a consolidation of the outstanding Shares).

(c)

No adjustment in the Exercise Price or in the number of Shares purchasable upon exercise of the Warrants shall be made in respect of any event described in Section 4, other than the events referred to in Sections 4(a)(ii) and (iii), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if it had exercised its Warrants prior to or on the effective date or record date, as the case may be, of such event. The terms of the participation of the Holder in such event shall be subject to the prior written approval, if applicable, of the principal stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading.

(d)	No adjustment in the Exercise Price shall be made pursuant to Section 4 in respect of the issue from time to time:

(i)	of Shares purchasable on exercise of the Warrants represented by this Warrant Certificate;

(ii)

of dividends paid in the ordinary course of Shares to holders of Shares who exercise an option or election to receive substantially equivalent dividends in Shares in lieu of receiving a cash dividend pursuant to a dividend reinvestment plan or similar plan adopted by the Corporation in accordance with the requirements of the principal stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading and applicable securities laws; or

(iii)

of Shares or Share Equivalents pursuant to any stock option, stock option plan, stock purchase plan or benefit plan in force at the date hereof for directors, officers, employees, advisers or consultants of the Corporation, as such option or plan is amended or superseded from time to time in accordance with the requirements of the principal stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading and applicable securities laws, and such other stock option, stock option plan, stock purchase plan or benefit plan as may be adopted by the Corporation in accordance with the requirements of the principal stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading and applicable securities laws, provided, however, that any such issuances to consultants must be reasonable consideration for the services rendered by such consultants (as determined by the directors of the Corporation, acting reasonably and in good faith) and shall not exceed in the aggregate $1 million in market value under any circumstances (as determined by the directors of the Corporation, acting reasonably and in good faith);

and any such issue shall be deemed not to be a Share Reorganization or Capital Reorganization.

(e)

If the Corporation shall set a record date to determine the holders of the Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date.

(f)

As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to this Warrant Certificate, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation have unissued and reserved shares in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the holder of such Warrant Certificate is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(g)

For the purposes of this Warrant Certificate, “Current Market Price” of a Share at any date shall be calculated as the average of the daily market prices for the 20 consecutive Trading Days immediately before such date. “Trading Day” means any day on which the primary market (by volume) on which Shares are listed is open for trading The daily market price for each such Trading Day shall be (i) the closing bid price on such day on the principal stock exchange (in terms of daily average volume of such 20 Trading Day period) on which such Shares are then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such day as officially quoted on any such exchange, (iii) if the Shares are not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the Financial Industry Regulatory Authority, or any successor thereto (“FINRA”) selected mutually by the Holder and the Corporation or, if they cannot agree upon such selection, as selected by two such members of FINRA, one of which shall be selected by the Holder and one of which shall be selected by the Corporation.

(h)

In the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Section 4(a)(i) or any Rights Offering or Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution, Rights Offering or Special Distribution is effected.

(i)

Any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustments pursuant to Section 4, shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation’s auditors) and shall be binding upon the Corporation and the Holder, absent manifest error. Notwithstanding the foregoing, such determination shall be subject to the prior written approval of the principal stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading. In the event that any such determination is made, the Corporation shall notify the Holder in the manner contemplated in Section 17 describing such determination.

6.

On the happening of each and every such event set out in Section 4, the applicable provisions of this Warrant Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

7.

In any case in which Section 4 shall require that an adjustment shall be effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such an event:

(a)

issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event, the additional Shares purchasable upon such exercise by reason of the adjustment required by such event, and

(b)	delivering to such holder any distributions declared with respect to such additional Shares after such Exercise Date and before such event;

provided, however, that the Corporation shall deliver or cause to be delivered to such holder, an appropriate instrument evidencing such holder’s right, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and/or the number of Shares purchasable on the exercise of any Warrant and to such distributions declared with respect to any additional Shares purchasable on the exercise of any Warrant.

8.

At least ten (10) Business Days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment in any of the subscription rights pursuant to this Warrant Certificate, including the Exercise Price and the number of Shares which are purchasable upon the exercise thereof, or such longer period of notice as the Corporation shall be required to provide holders of Shares in respect of any such event, the Corporation shall notify the Holder of the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment. In case any adjustment for which such notice has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable notify the Holder of the adjustment and the computation of such adjustment.

9.

The Corporation shall maintain a register of holders in which shall be entered the names and addresses of the holders of the Warrants and of the number of Warrants held by them. Such register shall be open at all reasonable times for inspection by the Holder. The Corporation shall notify the Holder forthwith of any change of address of the principal office of the Corporation.

10.

The Corporation shall not be required to issue fractional Shares in satisfaction of its obligations hereunder. If any fractional interest in a Share would, except for the provisions of this Section 10, be deliverable upon the exercise of a Warrant, the Corporation shall in lieu of delivering the fractional Shares therefor satisfy the right to receive such fractional interest by payment to the Holder of such Warrant of an amount in cash equal (computed in the case of a fraction of a cent to the next lower cent) to the value of the right to acquire such fractional interest on the basis of the Current Market Price at the Exercise Date.

11.	Subject as herein provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.

12.

The registered Holder of this Warrant Certificate may at any time up to and including the Expiry Time, upon the surrender hereof to the Corporation at its principal office, exchange this Warrant Certificate for one or more Warrant Certificates entitling the Holder to subscribe in the aggregate for the same number of Shares as is expressed in this Warrant Certificate. Any Warrant Certificate tendered for exchange shall be surrendered to the Corporation and cancelled.

13.

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Holder a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost, mutilated or destroyed.

14.

This Warrant Certificate and the Warrants represented hereby shall be freely transferable, subject to compliance with all applicable laws and any limits on transfer expressly set forth in the Unit Purchase Agreement, or herein, or any legend restricting transfer set forth on the Warrant Certificate. The Holder shall be permitted to transfer some or all of the Warrants represented by this Certificate, subject to compliance with any applicable securities laws. In the event of any transfer of some or all of the Warrants represented by this Certificate, the Holder shall deliver to the Corporation an assignment, substantially in the form attached hereto as Exhibit B (the “Assignment”) and an opinion of counsel regarding the compliance of such transfer with applicable securities laws in a form reasonably acceptable to the Corporation. Any such transfer of this Warrant Certificate and the Warrants represented hereby, in whole or in part, in accordance with the foregoing provisions, shall be registered on the register of holders referenced in Section 9, together with the Assignment. Upon such surrender and, if required, such payment, the Corporation shall execute and deliver a new Warrant Certificate or Warrant Certificates in the name of the assignee or assignees and in the denomination specified in the Assignment, and shall issue to the assignor a new Warrant Certificate evidencing the portion of this Warrant Certificate not so assigned, and this Warrant Certificate shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 14, the Warrant Certificate and the Warrants represented thereby may be exercised by a new holder for the purchase of Shares of the Corporation regardless of whether the Corporation issued or registered a new Warrant on the register of holders referenced in Section 9.

15.

Nothing contained herein shall confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares of the Corporation at any time subsequent to the Expiry Time. After the Expiry Time this Warrant Certificate and all rights hereunder shall be void and of no value.

16.

Except as expressly set out herein, the holding of this Warrant Certificate or the Warrants represented hereby shall not constitute a Holder hereof a holder of Shares of the Corporation nor entitle it to any right of interest in respect thereof.

17.

Unless herein otherwise expressly provided, any notice to be given hereunder to the Holder shall be deemed to be validly given if such notice is given by personal delivery or registered mail to the attention of the Holder at its registered address recorded in the registers maintained by the Corporation. Any notice so given shall be deemed to be validly given, if delivered personally, on the day of delivery and if sent by post or other means, on the fifth Business Day following the sending thereof. In determining under any provision hereof the date when notice of any event must be given, the date of giving notice shall be included and the date of the event shall be excluded.

18.	Time is of the essence hereof.

19.	This Warrant Certificate is binding upon the Corporation and its successors and assigns, provided that it shall not be assigned by the Corporation without the prior written consent of the Holder.

20.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof.

21.	Any certificate representing Shares issued upon exercise of the Warrants prior to the date which is four months and one day after the date hereof will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 8, 2014.”

and

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”), HOWEVER THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTION ON TSX.”

22.

Neither the Warrants represented by this Warrant Certificate nor the Shares issuable upon exercise hereof have been or will be registered under the U.S. Securities Act nor under the securities laws of any state of the United States. All certificates representing Shares issued to persons who exercise the rights represented by this Warrant Certificate will, unless such Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

23.

This Warrant and the Shares issuable upon exercise of this Warrant have not been and will not be registered under the U.S. Securities Act or under state securities laws of any state in the United States. Accordingly, this Warrant may not be exercised unless an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws and the holder of this Warrant has furnished an opinion of counsel of recognized standing or such other evidence in form and substance satisfactory to the Corporation to such effect. Notwithstanding the foregoing, the original holder of this Warrant may exercise this Warrant at any time provided it represents to the Corporation that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act on the Exercise Date.

24.

The exercise of this Warrant will be subject to compliance with applicable laws including, to the extent applicable, the Competition Act (Canada), the Investment Canada Act, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

25.

The holder may not exercise this Warrant and the Corporation shall not effect any exercise of this Warrant unless the holder has provided not less than 61 calendar days’ prior written notice of such exercise to the Corporation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

[remainder of page intentionally left blank]

     IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer.

     DATED as of the 7th day of July, 2014

NOVACOPPER INC.

By:
Name:
Title:

EXHIBIT A

SUBSCRIPTION NOTICE

TO:	NOVACOPPER INC.
Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4

Terms used herein but not otherwise defined have the meanings ascribed thereto in the attached Warrant Certificate.

The undersigned registered Holder of the attached Warrant Certificate, hereby:

(a)

subscribes for ______________ Shares at a price of US$______ per Share (or such adjusted price which may be in effect under the provisions of the Warrant Certificate) and in payment of the exercise price encloses a certified cheque, bank draft, money order or evidence satisfactory to the Corporation of a completed wire transfer in lawful money of the United States payable to the order of NovaCopper Inc. or its successor corporation;

(b)

is tendering with this exercise form a written opinion of counsel of recognized standing or such other evidence in form and substance reasonably satisfactory to the Corporation to the effect that the Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or are exempt from such registration requirements; provided, the original holder of the attached Warrant Certificate shall not be required to tender such opinion provided it certifies below that it remains an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act; and

(c)	delivers herewith the above-mentioned Warrant Certificate entitling the undersigned to subscribe for the above-mentioned number of Shares,

in each case in accordance with the terms and conditions set out in the attached Warrant Certificate.

[ ]

By checking this box, the undersigned hereby represents it was a purchaser in the Financing and as of the date of the execution of this Subscription Notice it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act

The undersigned hereby directs that the Shares issuable to the undersigned upon exercise of the Warrants be registered as follows:

	Address(es)	Number of
Name(s) in full	(including Postal Code)	Shares

Total: ________

(Please print full name in which Share certificates and Warrant certificates are to be issued. If any of the Shares are to be issued to a person or persons other than the Holder, the Holder must pay to the Corporation all requisite taxes or other governmental charges.)

DATED this day of , 20 ..

(Signature of Holder)

(Print Name of Holder)

(Address of Holder in full)

The certificates will be delivered pursuant to the written instructions inserted below by the Holder:

DELIVERY INSTRUCTIONS:

EXHIBIT B

FORM OF ASSIGNMENT

TO:	NOVACOPPER INC.
Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers _____ Warrants unto _______________________________________ represented by the Warrant Certificate and appoints _____________________________ attorney to transfer said right on the books of NovaCopper Inc. with full power of substitution in the premises.

Dated: ________________, _______,

(Signature must conform in all respects to the name of the Warrant holder as specified on the face of the Warrant Certificate)

Address of Transferee

In the presence of:

________________________________

[Delivery Instructions of Transferee to be attached]